HARRIS INSIGHT HEMISPHERE FREE TRADE FUND

HARRIS INSIGHT FUNDS
One Exchange Place, Boston, Massachusetts 02109
Telephone: (800) 982-8782

    HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), currently offers shares representing interests in seven mutual funds. This Prospectus describes two classes of shares ("Shares") of the Company's Harris Insight Hemisphere Free Trade Fund (the "Fund"), a global fund investing in equity securities, fixed income securities and/or cash equivalents of issuers in Canada, Mexico and the United States. The Fund's investment objective is to provide capital appreciation. Current income is a secondary objective.

    Harris Trust and Savings Bank is the Fund's Investment Adviser and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as the Fund's Portfolio Management Agent. Bank of Montreal Investment Counsel Limited, a subsidiary of Bank of Montreal, and Bancomer Asesora de Fondos, S.A. de C.V., a subsidiary of Casa de Bolsa Bancomer, S.A. de C.V., act as Investment Sub-Advisers to the Fund. Shares of the Fund are offered by Funds Distributor, Inc., the distributor of the Company's Shares.

    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Please read and retain it for future reference. A Statement of Additional Information dated November 26, 1995, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing or calling the Company at the address and telephone number printed above. Separate Prospectuses for the other investment portfolios offered by the Company may be obtained without charge by writing or calling the Company at the address and telephone number printed above.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    --------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 1, 1996

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TABLE OF CONTENTS

                                                                            Page
Expense Table                                                                  3
Highlights                                                                     4
Investment Objectives and Policies                                             5
Investment Strategies                                                          6
Investment Limitations                                                        13
Management                                                                    14
Determination of Net Asset Value                                              17
Purchase of Shares                                                            18
Redemption of Shares                                                          20
Service Plan                                                                  20
Dividends and Distributions                                                   21
Taxes                                                                         21
Account Services                                                              23
Organization and Capital Stock                                                23
Reports to Shareholders                                                       23
Calculation of Yield and Total Return                                         24

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER WOULD BE UNLAWFUL.

EXPENSE  TABLE

Expenses and fees payable by Class A and Institutional shareholders are summarized in this table and presented as a percentage of average net assets.

    The following table illustrates the expenses and fees expected to be incurred by an investment in each of the two classes of shares of the Fund.

                                                     CLASS A       INSTITUTIONAL
                                                      SHARES           SHARES

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases              4.50%             None

ANNUAL FUND OPERATING EXPENSES*:
  (as a percentage of average net assets)
  Advisory Fees                                         .90%             .90%
  Rule 12b-1 Fees                                       .25%             None
  Other Expenses                                        .65%             .65%
                                                       ----             ----
  Total Fund Operating Expenses                        1.80%            1.55%
                                                       ====             ====

--------

* With respect to each class of shares of the Fund, the amount of "Other Expenses" in the table above is based on estimated expenses and projected assets of approximately $10 million for the current fiscal year. Customers of a financial institution, such as Harris Trust and Savings Bank ("Harris Trust"), may be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:

                                                     CLASS A       INSTITUTIONAL
                                                      SHARES           SHARES

  1 year                                                $18              $16
  3 years                                               $57              $49

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see "Management."

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HIGHLIGHTS

At least 65% of the Fund's assets will be invested in companies that the Portfolio Management Agent and/or Sub-Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States.

    HARRIS INSIGHT HEMISPHERE FREE TRADE FUND seeks to provide capital appreciation and, secondarily, current income by investing, under normal circumstances, at least 20% of its assets in equity securities, fixed income securities and/or cash equivalents of issuers in each of Canada and Mexico and at least 30% of its assets in such securities of issuers in the United States. Under normal circumstances, the Fund will limit its investment in securities of issuers in each of Canada, Mexico and the United States to no more than 40%, 40% and 60%, of its assets, respectively. Under normal circumstances, the Fund will invest at least 65% of its assets in companies which the Portfolio Management Agent and/or Investment Sub- Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States.

WHO MANAGES THE FUND'S INVESTMENTS?

Harris Investment Management, Inc. determines the portions of the portfolio to be allocated among issuers in Canada, Mexico and the United States.

    Harris Trust & Savings Bank ("Harris Trust" or the "Investment Adviser") is the investment adviser for the Fund. Harris Trust has provided investment management service to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of June 30, 1995, assets under management total approximately $23 billion.

    Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services to the Fund. HIM determines the portions of the portfolio to be allocated among issuers in Canada, Mexico and the United States. HIM also selects and manages the U.S. securities in which the Fund invests. HIM and its predecessors have managed client assets for over 80 years. HIM has a staff of 96, including 64 professionals, providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of June 30, 1995, assets under management are estimated to exceed $13 billion. HIM is a subsidiary of Harris Bankcorp, Inc., which in turn is a subsidiary of Bank of Montreal. See page 15.

    Bank of Montreal Investment Counsel Limited ("BOMIC") and Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") serve as Investment Sub-Advisers to the Fund. BOMIC selects and manages the Canadian securities in which the Fund invests and Bancomer selects and manages the Mexican securities in which the Fund invests. BOMIC is a subsidiary of Bank of Montreal. Bancomer is a subsidiary of Casa de Bolsa Bancomer, S.A. de C.V. See page 15.

WHAT ADVANTAGES DOES THE FUND OFFER?

    The Fund is designed for individual and institutional investors. A single investment in shares of the Fund gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securities and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

    Dividends from the Fund are declared and paid annually. Any capital gains distributions will be declared and paid annually. See page 21.

HOW ARE SHARES REDEEMED?

    Shares may be redeemed at their next determined net asset value after receipt of a proper request by the registered representative servicing your account, the Distributor, or through any Service Agent. See page 20.

WHAT RISKS ARE ASSOCIATED WITH THE FUND?

The Fund's performance and price per share will change daily based on many factors, including economic, market and exchange rate factors.

    The Fund's performance and price per share will change daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. The Fund seeks to achieve its investment objective through investments in securities of foreign issuers that involve risks not typically associated with U.S. issuers. There is no assurance that the Fund will achieve its investment objective. See "Investment Strategies."

INVESTMENT OBJECTIVES AND POLICIES

This section describes some of the securities that the Fund may purchase and certain investment techniques that may be used to pursue its investment objectives.

    The investment objective of the Fund is to provide investors with capital appreciation. Current income is a secondary objective. Although the allocations among countries will vary, under normal circumstances the Fund will invest in equity securities, fixed income securities and/or cash equivalents and will invest at least 20% of its assets in securities of issuers in each of Canada and Mexico and at least 30% of its assets in securities of issuers in the United States. Under normal circumstances, the Fund will limit its investments in securities of issuers in each of Canada, Mexico and the United States to no more than 40%, 40% and 60% of its assets, respectively. Under normal circumstances, the Fund will invest at least 65% of its assets in companies which the Portfolio Management Agent and/or Investment Sub-Advisers believes will benefit from increased trade opportunities among Canada, Mexico and the United States.

It is anticipated that investments will be spread among equities, fixed income securities and/or cash equivalents of issuers in Canada, Mexico and the United States.

    It is anticipated that investments will be spread among equity securities, fixed income securities or cash equivalents of issuers in Canada and Mexico, as well as in the United States. Investments may include securities of companies of varying sizes, measured by assets, sales or capitalization. The Fund may invest in equity securities of established companies listed on U.S. or foreign securities exchanges or traded in over-the-counter markets. The selection of portfolio securities by the Portfolio Management Agent and/or Investment Sub-Advisers will emphasize companies which the Portfolio Management Agent and/or Investment Sub- Advisers believes will benefit from increased trade opportunities among Canada, Mexico and the United States. In selecting investments for the Fund, the Investment Adviser and Investment Sub-Advisers seek to identify sources of foreign income for companies, the types of goods and services sold and overall trade flows among Canada, Mexico and the United States. In selecting investments for the Fund, the Portfolio Management Agent and Investment Sub-Advisers will not hedge country or currency risk as part of the normal investment process. The relative performance of foreign currencies is an important factor in the Fund's performance.

    The Fund will be managed as a global portfolio. The Portfolio Management Agent will seek to enhance returns by investing in equity securities, fixed income securities and/or cash equivalents and of issuers in Canada, Mexico and the United States. The Portfolio Management Agent will use quantitative models to track various capital market factors and to identify undervalued and overvalued asset classes. The Portfolio Management Agent expects that under normal circumstances the Fund's average distribution of investments will be as follows: cash equivalents, 0-30%; bonds, 0-50%; and equity securities, 20-100%.

    The Fund may invest in U.S. and foreign debt securities, including fixed income securities of governments, government agencies, instrumentalities or political subdivisions; supranational agencies; corporate debt securities; bank or bank holding company debt securities; and other debt securities, including asset-backed securities and those securities convertible into common stock. Similarly, the Fund may invest in short-term obligations denominated in either U.S. or foreign currencies including, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper , short-term government obligations, government agency obligations, supranational agency obligations, corporate obligations, and repurchase agreements.

The Fund will limit its fixed income investments to those determined to be of investment grade quality by the Portfolio Management Agent and/or Investment Sub-Advisers.

    The Fund will limit its fixed income investments to securities considered to be investment grade quality (equivalent to securities rated within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Portfolio Management Agent and/or Investment Sub-Adviser to be of comparable quality based upon publicly available information and inquiries made of the issuing entities). Obligations rated in the lowest of the top four rating categories of ratings agencies in Canada, Mexico or the United States (equivalent to "BBB" by S&P or "Baa" by Moody's) may have certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade obligations. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the aggregate amount of such securities exceeds permissible limits. However, the Portfolio Management Agent or an Investment Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interest of the Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the Statement of Additional Information.

    Under adverse market, economic, political or currency conditions in North America or in the world generally, the Fund may assume a temporary defensive posture and without limitation hold cash and/or U.S. securities as determined by the Portfolio Management Agent.

Holdings of the Fund are continuously supervised and changes may be made if a security no longer seems to meet the objectives of the Fund.

    Securities owned by the Fund are kept under continuing supervision, and changes may be made whenever a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on such changes. See "Investment Strategies -- Portfolio Turnover."

INVESTMENT STRATEGIES

The Fund may invest in Canadian equity and fixed income securities.

    CANADIAN SECURITIES. The Fund may invest in Canadian securities, consisting of the following:

    CANADIAN  EQUITY  SECURITIES.   The  Fund  may  invest  in  Canadian  equity
securities  consisting  of  equity  securities  issued  by  the  following:  (1)
companies organized under the laws of Canada or the securities of which are principally traded in Canada, (2) companies that derive at least 50% of their revenues from goods or services produced or provided in Canada or from sales made in Canada and (3) issuers of depository shares for equity securities which are listed on the Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange, the Alberta Stock Exchange, the Winnipeg Stock Exchange or a recognized Canadian over-the-counter market.

    CANADIAN FIXED INCOME SECURITIES. The Fund may invest in fixed income securities of Canadian issuers consisting of: (1) debt securities issued or guaranteed by the Government of Canada or by the government of a province or municipality of Canada, their agencies or instrumentalities ("Canadian Government Securities"); (2) corporate obligations; (3) bank obligations, such as certificates of deposit, bankers' acceptances or time deposits; and (4) repurchase agreements.

    RISKS AND SPECIAL CONSIDERATIONS RELATING TO CANADIAN SECURITIES. BOMIC and the Fund's Portfolio Management Agent believe that the Canadian dollar does not have the same level of risk relative to the United States dollar as the currencies of other countries outside the United States. The markets in which Canadian dollar-denominated instruments trade, for example, are generally more liquid than many other foreign markets, and share many characteristics with U.S. markets. The political system in Canada is also more stable than those in some other foreign countries, and the Canadian dollar historically has been less volatile than other currencies relative to the U.S. dollar.

    In the recent past, various governmental actions have been proposed in Canada that would recognize the Province of Quebec as having a distinct status within Canada. If adopted, such a governmental initiative could result in the withdrawal of Quebec as a part of Canada. The current uncertainty relating to the status of Quebec may have implications for the Canadian economy, as Quebec's withdrawal from Canada could have material adverse effects on the Canadian economy and the value of securities of Canadian issuers.

The relative performance of foreign currencies is an important factor in the Fund's performance.

    CURRENCY EXCHANGE RATES. The relative performance of foreign currencies is an important factor in the Fund's performance. The value of shares may change significantly when the Canadian dollar or Mexican peso strengthens or weakens against the U.S. dollar. Currency exchange rates generally are deter mined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be unpredictably affected by intervention by U.S. or foreign governments, central banks, or by currency controls or political developments in the United States or other countries.

The Fund may purchase instruments having a floating or variable rate of interest.

    FLOATING AND VARIABLE RATE INSTRUMENTS. The Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

    A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

Investment in foreign securities involves certain considerations not typically associated with investing in U.S. securities.

    FOREIGN SECURITIES. Investment in foreign securities involves certain considerations that are not typically associated with investing in U.S. securities. Investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political instability. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

The Fund will not invest more than 10% of the value of its net assets in securities that are considered illiquid.

    ILLIQUID SECURITIES. The Fund will not invest more than 10% of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or an Investment Sub-Adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available).

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent and Investment Sub-Advisers and approved by the Company's Board of Directors. The Board of Directors will monitor the Investment Adviser's and Investment Sub-Advisers' implementation of these guidelines on a periodic basis.

The Fund may invest in securities issued by other investment companies that invest primarily in securities of Canadian, Mexican or U.S. issuers.

    INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies that invest primarily in securities of Canadian, Mexican or U.S. issuers in which the Fund may invest directly. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit the Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    MEXICAN SECURITIES. The Fund may invest in Mexican securities, consisting of the following:

    MEXICAN EQUITY SECURITIES. The Fund may invest in Mexican equity securities consisting of equity securities issued by the following: (1) companies organized under the laws of Mexico or the securities of which are principally traded in Mexico, (2) companies that derive at least 50% of their revenues from goods or services produced or provided in Mexico or from sales made in Mexico and (3) issuers of depository shares for equity securities, which securities are listed on the Bolsa Mexicana de Valores, S.A. de C.V. (the "Mexican Exchange") or a recognized Mexican over-the-counter market.

    Under Mexican law, the Fund may generally acquire only equity securities listed on the Mexican Exchange or traded in a recognized Mexican over-the-counter market that are available for investment directly by foreigners. In general, foreign investment in a Mexican issuer is limited to a maximum of 4 9% of the issuer's capital stock, although more restrictive provisions may be contained in the company's corporate documents or may be provided by law in the case of companies engaged in certain industries. Securities of Mexican issuers available for foreign investment are generally issued as a separate class of either Series B voting stock, shares of which generally count toward any applicable percentage limitation on foreign investment, or Series N, Series L or Series C stock, shares of which are considered "neutral" shares providing foreign investors with monetary and economic rights, but not voting rights, with respect to the shares and which are not subject to any percentage limitations.

    Although foreigners, such as the Fund, may not directly acquire listed securities of a Mexican issuer reserved for Mexican nationals, foreigners may instruct a trust to acquire those shares for their accounts so long as the Mexican issuer has received proper authorization from the Mexican Ministry of Commerce. This type of trust, which is arranged with a Mexican bank, typically Nacional Financiera, SNC ("Nafin"), a Mexican government development finance bank, would acquire equity securities that have been determined to be appropriate for the Fund to purchase. Nafin would then issue Ordinary
Certificates of Participation ("CPOs") that represent the amount and kind of shares acquired by the trust on behalf of the Fund, but the Fund would have no voting rights with respect to those shares.

    The introduction of the sort of trust arrangement described above has resulted in the effective elimination of any differential in price between those shares of Mexican issuers reserved for Mexican nationals and shares that may be directly held by Non-Mexicans. The Fund currently anticipates entering into such a trust arrangement with Nafin or another suitable Mexican bank.

    MEXICAN FIXED INCOME SECURITIES. The Fund may invest in Mexican fixed income securities consisting of the following:

The Fund may invest in Mexican government bonds and notes and government-backed bonds and notes.

    OBLIGATIONS OF MEXICAN GOVERNMENTAL ENTITIES. The Fund may invest in bonds and notes issued by the Mexican government and government-backed bonds and notes. These instruments are insured by the Mexican federal government and various federal instrumentalities. Mexican government debt instruments are frequently listed on stock exchanges but most trading is by authorized dealers in the Mexican secondary market.

    Peso-denominated debt obligations currently issued by the Mexican government in which the Fund may invest are limited to: Cetes (Certificados de Tesoreria or Treasury Bills), Bondes (Bonos de Desarrollo or medium-term development bonds) and Ajustabonos (adjustable bonds). Dollar-denominated or dollar-linked debt obligations currently issued by the Mexican government in which the Fund may invest are currently limited to Tesobonos (short-term government bonds).

The Fund may invest in "Brady Bonds" which are debt securities generally denominated in U.S. dollars.

    The Fund may also invest in "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. A substantial portion of the

Brady Bonds in which the Fund may invest are likely to be acquired at a discount which involves certain considerations discussed below under "Zero Coupon Securities."

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. These options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of the face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the then current six month LIBOR. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to the investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nation's reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

The Fund may invest in  obligations  of Mexican  banks.

    OBLIGATIONS OF MEXICAN BANKS. The Fund is permitted to invest in bank bonds or "bonos bancarios," bills of exchange, certificates of deposit, time deposits and promissory notes issued by or guaranteed, as to payment of principal and interest, by Mexican banks. Bonos bancarios generally have maturities greater than one year. Bills of exchange are negotiable instruments, issued by Mexican private entities to finance current transactions, that generally mature within six months and that are accepted or endorsed by a bank and carry the bank's credit. Certificates of deposit are negotiable instruments issued by banks with maturities ranging from a few days to several years. These instruments are not generally insured or guaranteed by a Mexican governmental agency, but are obligations of the issuing banks. Promissory notes are negotiable instruments which generally have maximum maturities of 728 days. Certificates of deposit and promissory notes are usually issued at face value, pay interest periodically or at maturity, and are traded by dealers in the secondary market in Mexico. Peso-denominated money market instruments currently issued by Mexican banks in which the Fund may invest include: "pagares" (promissory notes), certificates of deposit and public bankers' acceptances.

The Fund may invest in investment grade commercial paper issued by Mexican companies.

    OBLIGATIONS OF MEXICAN COMPANIES. The Fund may invest in commercial paper issued by Mexican companies and determined by Bancomer to be investment grade or better (equivalent to securities within the four highest rating categories of S&P or Moody's or, if unrated, of comparable quality). Generally, commercial paper issued by Mexican companies has a maturity of 28 days, although in some cases, it may have a maturity of up to 360 days. The Fund may also invest in "pagares de mediano plazo" or medium-term promissory notes which will generally have a maturity of three years. Although most Mexican commercial paper is peso-denominated, currently less than 5% of such commercial paper is "Papel comercial Indizado," which is denominated in pesos but includes a foreign exchange adjustment factor to its face value based on the foreign exchange rate of the peso at issuance and at maturity. The foreign exchange adjustment factor is intended to act as a partial hedge against the devaluation of the peso. The Fund may also invest in "obligaciones" or corporate debentures issued by Mexican companies. Obligaciones may be issued in secured (hipotecarias) or unsecured form (quirografarias). Obligaciones generally have one to seven year maturities and varying amortization schedules.

The Mexican government exercises significant influence over many aspects of the private sector in Mexico.

    RISKS AND SPECIAL CONSIDERATIONS RELATING TO MEXICAN SECURITIES. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could, for that reason, have an important effect on private sector entities and the Fund, as well as on market conditions for the equity securities of Mexican issuers and the market conditions and prices and yields of Mexican fixed income securities. The value of the Fund's underlying investments in Mexico may be affected by changes in inflation, foreign exchange rates, interest rates, expropriation, taxation, social instability and other political, economic or diplomatic developments in Mexico. The Fund can provide no assurance that future developments in the Mexican economy, over which the Fund has no control, may not impair the Fund's investment flexibility and operations.

    The Mexican securities markets are not as large or as active as the markets in certain other countries and Mexican equity and debt securities may be less liquid and subject to greater price volatility than securities of comparable issuers in other countries. The limited liquidity and potential trading volatility of the market for Mexican securities may affect the Fund's ability to acquire or dispose of those securities at a price and time that the Fund deems advantageous. As a result, in periods of rising market prices, the Fund may be unable to participate in price increases fully to the ex tent that it is unable to acquire desired positions quickly; the Fund's inability in declining markets to dispose fully and promptly of positions may conversely cause its net asset value to decline as the value of unsold positions is marked to lower prices.


    Certain sectors of the Mexican economy such as oil, gas, electricity and railroads are reserved to the Mexican national patrimony, and equity investments in those sectors currently are not permitted. Under Mexican law, Petroleos Mexicanos, S.A. ("Pemex") may not issue equity securities and is the only entity permitted to engage in oil, gas and most basic petrochemical-related activities in Mexico.

The Portfolio Management Agent and Sub-Advisers monitor the creditworthiness of issuers of master demand notes on an ongoing basis.

    OTHER SHORT-TERM CORPORATE OBLIGATIONS INCLUDING VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in convertible and non-convertible debt securities of U.S. corporations and of foreign corporations and governments that are denominated in and pay interest in U.S. dollars, consisting of notes , bonds and debentures that are rated "Baa" or better by Moody's or "BBB" or better by S&P, and in variable amount master demand notes. Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder. Their amounts may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer; they are payable on demand or after an agreed-upon notice period, e.g., seven days; and the rates of interest vary pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. The Portfolio Management Agent and Investment Sub-Advisers monitor the creditworthiness of issuers of master demand notes on an ongoing basis. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes.

    PORTFOLIO TURNOVER. Although the Company cannot accurately predict the portfolio turnover rate of the Fund, it expects that Fund's annual turnover rate generally will not exceed 100% and that the annual turnover rate for the equity segment of the portfolio generally will not exceed 150%. High portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The Portfolio Management Agent and Investment Sub-Advisers will not consider the rate of portfolio turnover a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

The Fund may invest in repurchase agreements.

    REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account the value of the collateral held pursuant to the repurchase agreement at not less than the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

    The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

    UNITED STATES EQUITY SECURITIES. The Fund may invest in United States equity securities consisting of equity securities issued by the following: (1) companies organized under the laws of the United States or the securities of which are principally traded in the United States and (2) companies that derive at least 50% of their revenues from goods or services produced or provided in the United States or from sales made in the United States.

    U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities and payment of interest.

    U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations of U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Fund may invest up to 5% of its net assets in warrants.

    WARRANTS. The Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.

    WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when- issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

    The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of the Fund's commitments.

The Fund may invest in debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount.

    ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount. The values of zero coupon securities are subject to greater fluctuations than are the values of income securities that distribute income regularly. Zero coupon securities (which are not issued or guaranteed by the U.S. Government) may be created by separating the interest and principal component of U.S. Government Obligations or securities issued by private corporate issuers. In addition, the Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed to be income to the Fund each year. Because imputed income must be paid to shareholders annually, the Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by the Fund may increase its expense ratio and decrease its rate of return.

INVESTMENT LIMITATIONS

    Unless otherwise noted, the foregoing investment objectives and related policies and activities of the Fund are not fundamental and may be changed by the Board of Directors of the Company without the approval of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

This paragraph outlines the Fund's policies that may be changed only by a majority vote of shareholders.

    As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that it may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that the Fund may make loans of portfolio securities, and invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. The Fund considers the securities of foreign governments and supra-national entities to be separate industries for purposes of the 25% asset limits on investments in the securities of issuers conducting their principal business activity in the same industry.

MANAGEMENT

    The Board of Directors has overall responsibility for the conduct of the affairs of the Fund and Company. The members of the Board and their principal occupations are as follows:

BOARD OF DIRECTORS

    Edgar R. Fiedler      Vice President and Economic Counsellor, The Conference
                            Board.

    C. Gary Gerst         Chairman of the Board of Directors; Chairman Emeritus,
                            La Salle Partners, Ltd. (real estate developer and manager).

    John W. McCarter, Jr. Senior Vice President, Booz-Allen & Hamilton, Inc.
                            (consulting firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

    Ernest M. Roth        Consultant; Retired Senior Vice President and Chief
                            Financial Officer, Commonwealth Edison Company.

INVESTMENT ADVISER

    The Fund has entered into an Advisory Contract with Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser"), located at 111 West Monroe Street, Chicago, Illinois. The Advisory Contract provides that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below). Harris Trust is the successor to the investment banking firm of N.W. Harris & Co., organized in 1882, and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1994, Harris Trust had assets of more than $13 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

    As of December 31, 1994, Harris Trust managed more than $8 billion in personal trust assets, and acted as custodian of more than $151 billion in assets.

    For its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive monthly advisory fees at the annual rate of 0.90% of the average daily net assets of the Fund. An advisory fee of 0.90% is higher than that paid by most mutual funds.

PORTFOLIO MANAGEMENT AGENT

The  Portfolio   Management  Agent,  Harris  Investment   Management,   provides
investment expertise to various portfolios and manages over $13 billion in assets.

    Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc., located at 190 South LaSalle Street, Chicago, Illinois ("HIM" or the "Portfolio Management Agent"). Under the Portfolio Management Contract, HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Fund. As of June 30, 1995, HIM managed an estimated $13.8 billion in assets. HIM determines the allocation of the Fund's assets among issuers in Canada, Mexico and the United States. HIM also selects and manages the U.S. securities in which the Fund invests and is responsible for the supervision and oversight of the Investment Sub-Advisers' performance. HIM and its predecessors have managed client assets for over 80 years. HIM has a staff of 96, including 64 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. Assets under management exceed $13 billion. HIM is a subsidiary of Harris Bankcorp, Inc.

INVESTMENT SUB-ADVISERS

BOMIC selects and manages the Canadian securities and Bancomer selects and manages the Mexican securities.

    Bank of Montreal Investment Counsel Limited ("BOMIC") and Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") have each entered into an Investment Advisory and Portfolio Management Services Agreement (each an "Investment Sub-Advisory Contract") with HIM. BOMIC selects and manages the Canadian securities in which the Fund invests and Bancomer selects and manages the Mexican securities in which the Fund invests. BOMIC is a Canadian corporation which was established in 1992. BOMIC is a subsidiary of Bank of Montreal and as of November 30, 1994, assets under management were approximately $7.8 billion (Canadian). Bancomer is a Mexican corporation which was established in 1994. BOMIC and Bancomer have not previously acted as investment advisers to a U.S. registered investment company.

    For their services under their respective Investment Sub-Advisory Contracts, HIM pays each of BOMIC and Bancomer, from the advisory fees HIM receives from Harris Trust, a monthly fee at the annual rate of 0.375% of the first $25 million in average daily net assets of the Fund under its management, plus 0.325% of the next $25 million in such assets, plus 0.275% of the next $50 million in such net assets, plus 0.250% of such net assets in excess of $100 million.

    Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that HIM, BOMIC or Bancomer manage and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM, BOMIC or Bancomer determine that a particular security should be bought or sold for the Fund and for other accounts managed by HIM, BOMIC or Bancomer, each party undertakes to allocate those
transactions  among  the  participants   equitably.

PORTFOLIO MANAGEMENT

All investment decisions are to be made by a committee.

    All investment decisions by the Investment Adviser, Portfolio Management Agent or an Investment Sub-Adviser are made by committees comprised of each party's investment management personnel, and no one person is responsible for making recommendations to that committee.

GLASS-STEAGALL ACT

    The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although bank holding company subsidiaries such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

    It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contract, the Portfolio Management Contract and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to the Fund's shareholders that they approve a new agreement with another entity or entities qualified to perform such services and selected by the Board of Directors.

    To the extent permitted by the Commission, the Fund may pay brokerage commissions to certain affiliated persons.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

    First Data Investor Services Group, Inc. and PFPC Inc. ("PFPC"), collectively, the "Administrators," serve as the Company's administrators. In such capacity, the Administrators generally assist the Company in all aspects of its administration and operation. PFPC also serves as the transfer and dividend disbursing agent of the Fund (the "Transfer Agent").

    PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Fund. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

    As compensation for their services, the Administrators, the Custodian, and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Fund, certain other investment portfolios advised by Harris Trust, and the Company's other investment portfolios (Harris Insight Government Assets Fund, Cash Management Fund, and Tax-Free Money Market Fund (the "Harris Insight Money Market Funds"), the Harris Insight Convertible Fund, Equity Fund, and Managed Fixed Income Fund (the "Harris Insight Non-Money Market Funds")), payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million, and .13% of average net assets in excess of $600 million. In addition, a separate fee is charged by PFPC for certain retail transfer agent services and for various transactional custody charges.

DISTRIBUTOR

    Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Fund. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plan described below pursuant to a contractual arrangement between the Company and the Distributor and approved by the Board of Directors of the Company.

    See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Company's Investment Adviser, Portfolio Management Agent, Administrators, Custodian, Transfer Agent and Distributor.

EXPENSES

    Except for certain expenses borne by the Distributor, Harris Trust and HIM, the Company bears all costs of its operations, including the compensation of its directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues;
brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Fund's custodian including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of directors' and shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. Other general expenses of the Company are allocated among the Fund, the Harris Insight Non-Money Market Funds and the Harris Insight Money Market Funds in an equitable manner as determined by the Board of Directors.

DETERMINATION OF NET ASSET VALUE

The Fund's net asset value per share is  determined  daily.

    Net asset value per share for the Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading. For a list of the days on which the net asset value will not be determined, see "Determination of Net Asset Value" in the Statement of Additional Information. The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund less all of its liabilities by the total number of outstanding shares of the Fund.

    The net asset value per share of the Fund is determined at the close of regular trading on the NYSE on each day the Fund is open for business. The value of securities owned by the Fund (other than bonds purchased by the Fund and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., New York City time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Bonds purchased by the Fund are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Company's Board of Directors has determined that amortized cost valuation is fair value.

    The different expenses borne by each class of Shares will result in different net asset values and dividends. The per share net asset value of Class A Shares of the Fund generally will be lower than that of the Institutional Shares of the Fund because of the higher expenses borne by Class A Shares.

PURCHASE OF SHARES

Fund shares may be purchased any day the New York Stock Exchange and the Federal Reserve are open for business.

    Shares of the Fund may be purchased on any day the NYSE and the Fed are open for business through authorized broker/dealers, financial institutions and service agents ("Institutions"). Institutions are responsible for the prompt transmission to the Distributor of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. The Company does not impose any minimum initial or subsequent investment limitations. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.

    The Company reserves the right to reject any purchase order. All funds net of sales charge with respect to Class A Shares, received from a share purchase will be invested in full and fractional shares at their offering price next determined after receipt of a purchase order by the Distributor. Checks will be accepted for the purchase of the Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Company at the address and telephone number on page 1 of this Prospectus.

    Purchase orders for shares of the Fund received in good order by the Distributor prior to the close of regular trading (4:00 P.M., New York City time) on the NYSE will be executed at the offering price, which includes a sales charge for Class A Shares, next determined on that day. Orders placed directly with the Distributor must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.

Although Class A Shares of the Fund are sold with a sales load of up to 4.50%, there are a number of ways to reduce the sales load.

    When Class A Shares of the Fund are purchased through an Institution, the Distributor reallows to the Institution a portion of the sales charge. No sales charge will be assessed on the reinvestment of distributions.

    Sales  charges  for  Class A Shares  of the Fund are as  follows:

                                                                      SALES
                                                         CHARGE       DEALER
                                                         AS % OF     ALLOWANCE
                                             SALES     NET AMOUNT     AS % OF
           AMOUNT OF PURCHASE                CHARGE     INVESTED  OFFERING PRICE

Less than $100,000                            4.50%        4.71%        4.25%
$100,000 up to (but less than) $200,000       4.00         4.17         3.75
$200,000 up to (but less than) $400,000       3.50         3.63         3.25
$400,000 up to (but less than) $600,000       2.50         2.56         2.25
$600,000 up to (but less than) $800,000       2.00         2.04         1.75
$800,000 up to (but less than) $1,000,000     1.00         1.01         0.75
$1,000,000 and over                            .00          .00          .00

    No sales  charge  will be  assessed  on  purchases  by (a) any  bank,  trust company,  or other  institution  acting  on  behalf  of its  fiduciary  customer accounts or any other trust account maintained (including a pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")); (b) individuals with an investment account or relationship with HIM; (c) directors and officers of the Company; (d) directors, current and retired employees of Harris Bankcorp, Inc. or any of its affiliates and the immediate family members of such individuals (spouses and children under 21);
(e) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); and (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients.

    Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any related information received from financial institutions.

    The Right of Accumulation allows an investor to combine the amount being invested in Class A Shares of the non-money market funds of the Company with the total net asset value of Class A Shares currently being purchased or already owned of such funds to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all Class A Shares purchased thereafter.

    A Letter of Intent allows an investor to purchase Class A Shares of the non-money market funds of the Company over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of Class A Shares already owned pursuant to the terms of the letter of such Fund. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

REDEMPTION OF SHARES

Shares may be redeemed at their next determined net asset value after receipt of proper request by the Distributor.

    Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Distributor directly or through any Institution.

    The Company makes no charge for redemption transactions, but an Institution may charge an account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of the Fund and received by the Distributor before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

    Redemption orders for shares of the Fund that are received in good order by 4:00 P.M. (New York City time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed only upon clearance of the shareholder's check used to purchase the Company's shares; such clearance may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution.

    Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

    Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts involuntarily on behalf of shareholders whose share balances fall below $500 in value unless this is due to a decline in the market value of the Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SERVICE PLAN

Class A Shares of the Fund pay advertising and marketing expenses in addition to other shareholder servicing costs.

    Under its Service Plan, Class A Shares of the Fund bear the costs and expenses in connection with advertising and marketing the Fund's shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of Class A Shares of the Fund. However, HIM, from time to time in its sole discretion, may volunteer to bear the costs of such fees to certain Service Agents that would otherwise be borne by Class A Shares of the Fund. The Administrators and the Distributor may act as Service Agents and receive fees under the Service Plan. In addition to such fees, the Administrators may pay from their administration fees, past profits or any other sources available to them, an amount up to 0.05% per annum of the average daily net asset value of Class A

Shares of the Fund to Service Agents for such services. In addition to the fees paid by Class A Shares of the Fund, the Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing and printing brochures and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of Class A Shares of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the average daily net asset value of Class A Shares of the Fund (but not in any case greater than such costs). For more information concerning expenses pursuant to the Service Plan, see "Management."

    Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted to provide such services by applicable statute, rule or regulation.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends  annually.

    Dividends from net investment income of the Fund are declared and paid annually. The Fund's net capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and other distributions paid by the Fund with respect to its Class A and Institutional Shares are calculated at the same time. Dividends and distributions paid by the Fund are invested in additional shares of the same class of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account are mailed approximately two business days after the dividend payment date. The Fund forwards to the Transfer Agent the monies for dividends to be paid in cash on the payment date.

TAXES

    UNITED STATES TAX. The Fund (and each Harris Insight Money Market Fund and Harris Insight Non-Money Market Fund) will be treated as a separate entity for tax purposes and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code. As a portfolio of a regulated investment company, the Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year.

    Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

    A taxable gain or loss may also be realized by a holder of shares in the Fund upon the redemption or exchange of shares of the Fund depending on the tax basis of the shares and their price at the time of the transaction.

    Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent shares of the Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after the disposition of shares.

Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes.

    Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or other securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

If you have not furnished us with a correct tax identification number, you may be subject to a withholding of 31% of dividends and redemption proceeds.

    The Company will be required to withhold, subject to certain exemptions, currently at a rate of 31%, a portion of dividends paid or credited to individual shareholders and of redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Transfer Agent.

    CANADIAN TAX. Interest received by, or credited to, the Fund from Canadian sources will generally be subject to a 25% withholding tax in Canada. No Canadian withholding tax is applicable, however, to a debt obligation issued by the government of Canada a province of Canada or an agency of a province; a municipality in Canada certain corporations of which at least 90% of the shares are owned by a province or a Canadian municipality or an educational institution or hospital, if the repayment of principal and payment of interest with respect to the obligation is guaranteed by a province. In addition, interest payable to the Fund in a currency other than a Canadian currency is generally exempt from withholding taxes if the principal amount is deposited with a Canadian financial institution and is not repayable in Canadian currency, and the Fund deals at arms' length with the institution. The holder of certain Canadian debt obligations on which interest income has accrued, but has not been paid, may be deemed to have received the accrued interest and may be subject to a 25% withholding tax on the amount of the interest.

    Gains derived from the disposition of securities will generally be exempt from Canadian tax so long as the Fund does not carry on business in Canada. The mere holding of securities usually does not constitute doing business in Canada.

    MEXICAN TAX. Profits derived from the sale of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or only available to foreign investors through a trust are generally not subject to tax in Mexico. Gains from off-exchange transactions in both listed and unlisted equity securities are subject to a 20% withholding tax on the appreciated value of the equity securities at the time of sale. Dividends paid to the Fund by a company that has paid Mexican corporate tax are not subject to tax. In the event the company has not paid Mexican corporate tax, dividends paid by the company will be subject to a tax, which tax is payable by the company at a rate of 34% of the amount that results from multiplying the amount of the dividend by 1.515.

    Interest earned by the Fund from debt obligations that are listed on the Mexican Stock Exchange with the exceptions of debt obligations of the Mexican federal government, its agencies and instrumentalities, including money market instruments issued by the Mexican federal government, are generally subject to a withholding tax on the gross amount at a rate of 4.9%. Interest earned on unlisted debt securities is subject to a 15% to 21% withholding tax if the obligor is a credit institution and to a 35% withholding tax in all other cases. All these taxes are paid directly by the Fund and not its shareholders.

ACCOUNT SERVICES

    Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Company at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Fund.

ORGANIZATION AND CAPITAL STOCK

    HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), was incorporated in Maryland on September 16, 1987 as an open-end, diversified management investment company.

    The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently the Company has seven portfolios in operation. The Board has authorized the Fund to issue two classes of shares. The Board has also authorized each of the three Harris Money Market Funds to issue three classes of shares, Class A, Class B and Class C Shares. Each Harris Non-Money Market Fund, other than the Fund, currently offers only one class of shares. In the future, the Board of Directors may authorize the issuance of other classes of capital stock representing shares of additional investment portfolios. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Company, when issued, will be fully paid and non-assessable. The Directors, when requested by holders of at least 10% of the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. The Company does not hold annual meetings of shareholders.

REPORTS TO SHAREHOLDERS

    The fiscal year of the Company ends on December 31. The Company sends to its shareholders a semi-annual report showing the investments held by each of the Funds and other information (including unaudited financial statements) pertaining to the Company. An annual report, containing financial statements audited by the Company's independent accountants, is also sent to shareholders.

CALCULATION  OF YIELD AND TOTAL  RETURN

"Yield" refers to the amount of income generated over a 30-day period which is then "annualized."

"Total return" shows what would have been earned over a specified period of time assuming payment of the maximum sales load and reinvestment of dividends and distributions less recurring fees.

    From time to time the Fund may advertise the yield and total return of each class of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a class of the Fund refers to the income generated by an investment in that class of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment. The total return of a class of the Fund shows what an investment in that class of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming the reinvestment of all distributions and dividends by the class of Fund shares on their reinvestment dates during the period less all recurring fees and, with respect to Class A Shares, the payment of the maximum sales load when the investment was first made. When the Fund compares its total return to that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

    The Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

INVESTMENT ADVISER
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Bank of Montreal Investment
Counsel Limited
302 Bay Street
Toronto, Canada
Ontario M5X 1A1

Bancomer Asesora de Fondos,
S.A. de C.V.
Av. Insurgentes Sur 1811
01020, Mexico, D.F.

ADMINISTRATORS
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109

PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
Funds Distributor, Inc.
One Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad and Chestnut Streets
Philadelphia, Pennsylvania 19101

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
PFPC Inc.
P.O. Box 8950
Wilmington, Delaware 19885-9628

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Philadelphia, Pennsylvania

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois



     [TYPE]
     [DESCRIPTION]
[TEXT]
                    HARRIS INSIGHT HEMISPHERE FREE TRADE FUND
                              HARRIS INSIGHT FUNDS

                 One Exchange Place, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1996

                  The Harris Insight Hemisphere Free Trade Fund (the "Fund") is one of seven portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), a professionally managed, open-end, diversified management investment company. The investment objective of the Fund is described in the Prospectus. See "Investment Objectives and Policies."

                  This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's Prospectus dated February 1, 1996 and any supplement thereto (the "Prospectus"). This Statement of Additional Information contains additional information that should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Company's distributor, Funds Distributor, Inc., by writing or calling the Company at the address or telephone number given above.



                                TABLE OF CONTENTS

Investment Strategies.........    2         Capital Stock.................   20
Ratings.......................    9         Other.........................   21
Investment Restrictions.......    9         Custodian.....................   21
Management....................   11         Independent Accountants.......   22
Service Plan..................   15         Experts.......................   22
Calculation of Yield and                    Appendix......................  A-1
  Total Return................   16
Determination of Net
  Asset Value ................   17
Portfolio Transactions........   17
Taxes.........................   18

                              INVESTMENT STRATEGIES

ASSET-BACKED SECURITIES

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

         The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

CONVERTIBLE SECURITIES

         Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a fixed interest rate; convertible preferred stocks are senior securities offering a fixed dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for a specified number of the issuer's common shares at a stated price per share, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

         Fixed income securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

FLOATING AND VARIABLE RATE OBLIGATIONS

         The Investment Adviser, or Investment Sub-Adviser with respect to Canadian or Mexican securities, will monitor, on an ongoing basis, the ability of an issuer of a Floating or Variable Rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Company's custodian subject to a sub-custodian agreement approved by the Company between the bank and the Company's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

         When  the  Fund   engages  in   when-issued   and  forward   commitment
transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account the value of the collateral held pursuant to the repurchase agreement at not less than the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

         UNITED STATES GOVERNMENT OBLIGATIONS. United States Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the United States Government
agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

LETTERS OF CREDIT

         Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Investment Adviser, or Investment Sub-Adviser with respect to Canadian or Mexican securities, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit backed investments.

LOANS OF PORTFOLIO SECURITIES

         The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to 5% of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Adviser, will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Investment Sub-Advisers or the Distributor.

UNITED STATES MORTGAGE-RELATED SECURITIES

         The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities may be considered to be derivative instruments. CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities."

         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

         Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on Government National Mortgage Association ("GNMA") mortgage pass-through certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("FNMA") guaranteed mortgage pass-through certificates and Federal Home Loan Mortgage Corporation ("FHLMC") participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

         The Fund will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a Government Stripped
Mortgage-Backed Security at a time when it wishes to do so. The Fund will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

SECURITIES WITH PUTS

         A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

         The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its right thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. Where the Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss for the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

PUT AND CALL OPTIONS

         The Fund may invest up to 5% of its net assets in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. Put and call options may be considered to be derivative instruments. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         The Fund may write put and call options on stocks only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills, or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. The Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. The Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         The Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The Staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Company has agreed that, pending resolution of the issue, the Fund will treat such options and assets as subject to the Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

UNITED STATES ZERO COUPON SECURITIES

         A zero coupon security, which may be purchased by the Fund, is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities are not obligations issued or guaranteed by the United States Government. Typically, a custodian bank or investment brokerage firm holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly.

RATINGS

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectus. However, the Company's Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

         For additional information on ratings, see Appendix A to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         In addition to the fundamental investment limitations disclosed in the Fund's Prospectus, the Fund is subject to the investment limitations enumerated in this section which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

         The Fund may not:
         (1) issue senior securities or borrow money (except that the Fund may borrow from banks up to 10% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by the Fund while any such borrowing exists):

         (2) pledge or mortgage its assets (except that the Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

         (3) make loans, except loans of portfolio securities and except that the Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

         (4) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts (except futures, options and options on futures);

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; or

         (7)  make  investments  for  the  purpose  of  exercising   control  or
management.

         In addition, the Fund may not invest more than 5% of the current value of its net assets in securities of issuers that have been in business less than three years. (For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.)

         Each of the foregoing investment restrictions is a fundamental policy of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

         In addition to the above fundamental investment policies, each of the following investment restrictions may be changed at any time by the Board of Directors.

         The Fund may not:
         (1) invest more than 5% of the current value of its net assets in warrants, valued at the lower of cost or market, and no more than 2% of its net assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. (Warrants acquired in units or attached to securities may be deemed to be without value.);

         (2) invest in oil, gas and other mineral leases, exploration or development programs; or

         (3) purchase or retain the securities of any issuer if the officers, directors or partners of the Company, its Investment Adviser, Portfolio Management Agent, Investment Sub-Advisers or Administrator owning beneficially more than one-half of 1% of the securities of each issuer together own beneficially more than 5% of such securities.

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions.

MANAGEMENT

DIRECTORS AND OFFICERS

         The principal occupations of the directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is One Exchange Place, Boston, Massachusetts 02109. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

*EDGAR R. FIEDLER,  Director - 845 Third Avenue,  New York, New York 10022.  Age
65. Vice President and Economic Counsellor, The Conference Board since 1975; Director or Trustee, The Stanley Works, AARP Income Trust, AARP Insured Tax Free Income Trust, AARP Cash Investment Fund, Brazil Fund, Scudder Institutional Fund, Scudder Fund, Inc., Zurich American Insurance Company, Emerging Mexico Fund and Center for Policy Research of the American Council for Capital Formation. Formerly Assistant Secretary of the Treasury for Economic Policy (1971-1975).

C. GARY GERST, Director - 11 South La Salle Street, Chicago, Illinois 60603. Age
56. Chairman Emeritus since 1993 and formerly Co-Chairman, La Salle Partners Ltd. (Real Estate Developer and Manager). Director, Trustee or Partner, La Salle Street Fund Inc., La Salle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership

JOHN W. MCCARTER, JR., Director - 225 West Wacker Drive, Suite 1700, Chicago, Illinois 60606. Age 57. Senior Vice President and former Director of Booz Allen & Hamilton, Inc. (Consulting Firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, Director - 205 Abingdon Avenue, Kenilworth,  Illinois 60043. Age
67. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD H. ROSE, Treasurer - Age 39. Vice President, First Data Investor Services Group, Inc., since May 6, 1994. Formerly, Senior Vice President with The Boston Company Advisors, Inc.

PATRICIA L. BICKIMER, President and Secretary - Age 42. Vice President and Associate General Counsel, First Data Investor Services Group, Inc., since May 6, 1994. Formerly, Vice President and Associate General Counsel with The Boston Company Advisors, Inc.

LISA ANNE ROSEN, Assistant Secretary - Age 28. Counsel, First Data Investor Services Group, Inc., since May 6, 1994. Formerly, Assistant Vice President and Counsel with The Boston Company Advisors, Inc.; Associate with Hutchins, Wheeler & Dittmar.

         Directors of the Company who are not interested persons receive from the Company an annual fee in addition to a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table summarizes the compensation paid by the Company to the directors of the Company for the fiscal year ended December 31, 1994:

                                 Pension or
                                 Retirement      Estimated       Total
              Aggregate          Benefits        Annual          Compensation
Name of       Compensation       Accrued as      Benefits        from the
Person,       from the           Part            upon            Company and
Position      Company            of Fund         Retirement      Fund Complex
--------      -------            Expenses        ----------      ------------
                                 --------

Edgar R.
Fiedler,      $19,000 (1)        None            None              $19,000
Director

C. Gary
Gerst,        $18,000            None            None              $18,000
Director

Ernest M.
Roth,         $19,000            None            None              $19,000
Director

--------------------------

(1) For the period June 1988 through December 31, 1994, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $142,776.52 pursuant to the Company's Deferred Compensation Plan for its Independent Directors.

         Investment Adviser, Portfolio Management Agent and Investment Sub-Advisers. The Fund is advised by Harris Trust and Savings Bank ("Harris Trust"). Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc. ("HIM"), under which HIM is responsible for providing daily portfolio management services to the Fund. Under the Portfolio Management Contract, Harris Trust remains responsible for the supervision and oversight of HIM's performance. HIM controls the allocation of the Fund's assets among issuers in Canada, Mexico and the United States. HIM selects and manages the U.S. securities in which the Fund invests.

         HIM has entered into Sub-Investment Advisory Agreements (the "Investment Sub-Advisory Contracts") with Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") and Bank of Montreal Investment Counsel Limited ("BOMIC"). Bancomer is responsible for all Fund purchase and sale transactions in Mexican securities. Bancomer selects and manages the Mexican securities in which the Fund invests. BOMIC is responsible for all Fund purchase and sale transactions in Canadian securities. BOMIC selects and manages the Canadian securities in which the Fund invests. Under the Investment Sub-Advisory Contracts HIM remains responsible for the supervision and oversight of Bancomer's and BOMIC's performance.

         The Advisory Contract, Portfolio Management Contract and Investment Sub-Advisory Contract with respect to the Fund will continue in effect for a period of two years from the commencement of the Fund's operations, and thereafter from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Such Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Administrators. First Data Investor Services Group, Inc. ("First Data") and PFPC Inc. ("PFPC") (the "Administrators") serve as the Company's administrators pursuant to an Administration Agreement and an Administration and Accounting Services Agreement, respectively. First Data has agreed to maintain office facilities for the Company; furnish clerical support and stationery and office supplies, prepare and file various reports with the appropriate regulatory agencies and prepare various materials required by the Securities and Exchange Commission ("SEC") or any state securities commission having jurisdiction over the Company. PFPC has agreed to provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any.

         Distributor. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility of distributing shares of the Fund.

         Other Information Pertaining to Distribution, Administration, Custodian and Transfer Agency Agreements. PFPC Inc., the Company's Transfer Agent and one of its two administrators, is an affiliate of PNC Bank, N.A., the Company's Custodian. PFPC Inc. and PNC Bank, N.A. are not affiliates of First Data and Funds Distributor, Inc., and none of the aforenamed entities is an affiliate of HIM, Bancomer or BOMIC.

         The Company's contracts with the Investment Adviser, Portfolio Management Agent, Administrators, Transfer Agent and Custodian (the "Contractors") provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses and payments under plans of the Fund adopted pursuant to Rule 12b-1 under the Act (the "Service Plans"), but including the fees provided for in the Advisory Contract and the Administration Agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, such parties shall waive their fees proportionately under the Advisory Contract with respect to the Fund and fee agreement with the Fund's Administrators, Transfer Agent and Custodian for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Company believes that currently the most restrictive applicable expense limitation is 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million.

SERVICE PLAN

         As indicated in the Prospectus, the Fund has adopted a Service Plan under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") with respect to Class A Shares of the Fund. The Service Plan has been adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined by the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Directors"). The Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Service Plan must also be approved by such vote of the Directors and the Qualified Directors. The Service Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Service Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

         The Service Plan requires that certain service providers furnish to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Service Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

         Class A Shares of the Fund bear the costs and expenses in connection with advertising and marketing the Fund's Class A Shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of Class A Shares of the Fund's average daily net assets.

         Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

CALCULATION OF YIELD AND TOTAL RETURN

         The Company may make available 30-day yield quotations with respect to each class of shares of the Fund. As required by regulations of the Securities and Exchange Commission, the 30-day yield is computed by dividing the Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The
30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         The Company may also make available total return quotations for the Fund. Total return is computed by assuming a hypothetical initial investment of $1,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by the Fund over the specified period of time were reinvested. It is then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Fund may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result.

         Current yield and total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Fund.

         Performance data of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas). Money, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results.

         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

DETERMINATION OF NET ASSET VALUE

         As described under "Determination of Net Asset Value" in the Prospectus, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, HIM is responsible for the Fund's portfolio decisions and the placing of such portfolio transactions with respect to U.S. securities. Bancomer and BOMIC are responsible for the Fund's portfolio decisions and the placing of such portfolio transactions with respect to Mexican and Canadian securities, respectively. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While HIM, Bancomer and BOMIC generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

         HIM, Bancomer and/or BOMIC may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, HIM, Bancomer and/or BOMIC are able to supplement their own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Portfolio Management and Investment Sub-Advisory Contracts, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom HIM, Bancomer or BOMIC effect securities transactions for the Fund may be used by HIM, Bancomer or BOMIC in servicing their other accounts, and not all of these services may be used by HIM, Bancomer or BOMIC in connection with advising the Fund.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors direct. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with the Distributor, Harris Investors Direct, or an affiliate of Bancomer or BOMIC in any transaction in which either one acts as principal except as may be permitted by the Securities and Exchange Commission.

         In placing orders for portfolio securities of the Fund, HIM, Bancomer and BOMIC are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM, Bancomer and BOMIC will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM, Bancomer and BOMIC will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Company. This section of the Statement includes additional information concerning federal taxes.

         The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code generally will be applied to each portfolio of the Company separately, rather than to the Company as a whole.

         Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year.

         The Fund will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. The Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

CAPITAL STOCK

     The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share currently classified as follows: "Government Money Market Fund-Class A," consisting of 500,000,000 Shares, "Government Money Market Fund-Class B," consisting of 200,000,000 Shares, "Government Money Market Fund-Institutional Shares," consisting of 500,000,000 Shares, "Money Market Fund-Class A," consisting of 500,000,000 Shares, "Money Market Fund-Class B," consisting of 200,000,000
Shares,  "Money Market  Fund-Institutional  Shares,"  consisting of  500,000,000
Shares,  "Tax-Exempt  Money Market  Fund-Class  A,"  consisting  of  500,000,000
Shares,  "Tax-Exempt  Money Market  Fund-Class  B,"  consisting  of  200,000,000
Shares, "Tax-Exempt Money Market Fund-Institutional Shares," consisting of 500,000,000 Shares, "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares, "Equity Fund "Intermediate Bond Fund - Class A," consisting of 100,000,000 Shares, "Equity-Institutional Shares" consisting of 100,000,000 Shares, "Intermediate Bond Fund - Class A," consisting of 100,000,000 Shares, "Intermediate Bond Fund - Institutional Shares," consisting of 100,000,000 Shares, "Class

G," referred to as the Harris Insight Intermediate Municipal Income Fund, consisting of 50,000,000 Shares, "Prime Reserve Fund-Class A," consisting of 200,000,000 Shares, "Prime Reserve Fund-Class B," consisting of 700,000,000 Shares, "Prime Reserve Fund-Institutional Shares," consisting of 300,000,000 Shares, "Hemisphere Free Trade Fund-Class A," consisting of 50,000,000 Shares and "Hemisphere Free Trade Fund-Institutional Shares, consisting of 50,000,000 Shares.

         Generally, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds (e.g., annual election of directors and ratification of independent accountants), means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors. Notwithstanding the foregoing, the Fund's Class A Shares bear exclusively the expense of fees paid to Service Organizations with respect to Class A Shares. In the event of the liquidation or dissolution of the Company (or the Fund), shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

OTHER

         The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

CUSTODIAN

         As the Company's custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP has been selected as the independent accountants for the Company. Price Waterhouse LLP provides audit services and assistance and consultation in connection with review of certain Commission filings. Price Waterhouse LLP's address is 30 South 17th Street, 17th Floor, Philadelphia, PA 19103.

EXPERTS

         The financial statements included or incorporated by reference into the Prospectuses and included in this Statement of Additional Information have been included or incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

APPENDIX A

Description of Bond Ratings

         The following summarizes the highest four ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal debt:

                AAA - Debt rated AAA has the  highest  rating  assigned  by S&P.
               Capacity to pay interest and repay principal is extremely strong.

                 AA - Debt rated AA has a very strong  capacity to pay  interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong  capacity  to pay  interest  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                BBB - Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

                Aaa - Bonds  that are  rated  Aaa are  judged  to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa - Bonds that are rated Aa are  judged to be of high  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many  favorable  investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                Baa - Bonds  that are  rated  Baa are  considered  medium  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

                AAA - Debt rated AAA is of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 AA -  Debt  rated  AA is of  high  credit  quality.  Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have  protection  factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                BBB - Bonds  that are rated BBB have  below  average  protection
               factors  but  are  still   considered   sufficient   for  prudent
               investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

               Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

               IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Longand Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.


Description of Municipal Notes Ratings

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

         The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

               SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

               SP-2 - Satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.


Description of Commercial Paper Ratings

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated

         Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         The following summarizes the highest ratings used by Fitch for short-term obligations:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. (TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.